EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

         In connection with the annual report of FreeStar Technology Corporation ("Company") on Form 10-KSB/A for the fiscal year ended June 30, 2005 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 21, 2006                     By: /s/  Paul Egan
                                            --------------
                                            Paul Egan
                                            President/Chief Executive Officer


Dated: July 21, 2006                     By: /s/  Ciaran Egan
                                            ----------------
                                            Ciaran Egan
                                            Chief Financial Office